SUPPLEMENT TO THE
SPARTAN(registered trademark) MINNESOTA
MUNICIPAL INCOME FUND
FEBRUARY 28, 2000
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PORTFOLIO TRANSACTIONS" SECTION ON PAGE 16.

The fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended
December 31, 1999, 1998, and 1997, the fund paid no brokerage commissions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 22.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), Columbia/HCA Healthcare Corporation (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, a Director of the National Forum for Health Care Quality, Measurement and Reporting, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and is a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

BOYCE I. GREER (44), is Vice President of Spartan Minnesota Municipal Income Fund (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 23.

DWIGHT D. CHURCHILL (46), is Vice President of Spartan Minnesota Municipal Income Fund (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION ON PAGE 23.

FRED L. HENNING, JR. (60), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies managed or advised by FMR.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 24.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1999.


Compensation Table

Trustees and Member of the  Aggregate Compensation from  Total Compensation from the
Advisory Board              Spartan MN Muni IncomeB      Fund Complex*,A

Edward C. Johnson 3d**      $ 0                          $ 0

Abigail P. Johnson**        $ 0                          $ 0

J. Michael Cook*****        $ 0                          $ 0

Ralph F. Cox                $ 88                         $ 217,500

Phyllis Burke Davis         $ 86                         $ 211,500

Robert M. Gates             $ 88                         $ 217,500

E. Bradley Jones****        $ 88                         $ 217,500

Donald J. Kirk              $ 88                         $ 217,500

Ned C. Lautenbach***        $ 20                         $ 54,000

Peter S. Lynch**            $ 0                          $ 0

William O. McCoy            $ 87                         $ 214,500

Gerald C. McDonough         $ 109                        $ 269,000

Marvin L. Mann              $ 88                         $ 217,500

Robert C. Pozen**           $ 0                          $ 0

Thomas R. Williams          $ 86                         $ 213,000


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fund and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

***** Effective March 16, 2000, Mr. Cook serves as Member of the
Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas
R. Williams, $62,319.

B Compensation figures include cash.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 27.

FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitation; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.